QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
The Smith & Wollensky Restaurant Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.
1114 FIRST AVENUE
NEW YORK, NY 10021

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 20, 2004

TO THE STOCKHOLDERS OF THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.:

        Notice is hereby given that the Annual Meeting of Stockholders of The Smith & Wollensky Restaurant Group, Inc. (the "Company"), a Delaware corporation, will be held on Thursday, May 20, 2004, at 10:00 a.m., New York City time, at Park Avenue Cafe, 100 East 63rd Street, New York, New York, for the following purposes:

  1.
  To elect three (3) Class III directors to serve for a three year term and until their successors are duly elected and qualified; and

  2.
  To transact such other business as may properly be brought before the meeting and any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        Only stockholders of record at the close of business on April 12, 2004 are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. You may vote in person at the meeting or by completing and mailing the enclosed proxy card.

By the order of the Board of Directors,

Alan M. Mandel Chief Financial Officer, Executive Vice President of Finance, Secretary and Treasurer

New York, New York
April 20, 2004

                                                                  YOUR VOTE IS IMPORTANT
All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please submit your vote according to the instructions on the enclosed proxy card as promptly as possible so your shares can be voted at the meeting. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you will not be permitted to vote in person at the meeting unless you first obtain a proxy issued in your name from the record holder.

THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.
1114 FIRST AVENUE
NEW YORK, NY 10021

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

        This Proxy Statement is being furnished by the Board of Directors of The Smith & Wollensky Restaurant Group, Inc. (the "Company", "we" or "us") in connection with its solicitations of proxies for use at our Annual Meeting of Stockholders and at any adjournment or postponement thereof. The Annual Meeting will be held at Park Avenue Cafe, 100 East 63rd Street, New York, NY, on Thursday, May 20, 2004, at 10:00 a.m., New York City time, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The approximate date on which this Proxy Statement and the accompanying Proxy are first being mailed to stockholders is April 22, 2004.

        Our Annual Report to Stockholders, including the Annual Report on Form 10-K which was filed with the Securities and Exchange Commission and which contains our financial statements for the fiscal year ended December 29, 2003, is being mailed together with these proxy solicitation materials to all stockholders entitled to vote. We will provide to each beneficial owner of our securities who does not receive this mailing a copy of our Annual Report on Form 10-K for the year ended December 29, 2003, including the financial statements and schedules thereto, without charge, upon receipt of a written request from such owner. Such request should be sent to Lauren Felice, RF Binder Partners, 625 Madison Avenue, New York, NY 10022. Additionally, our Annual Report on Form 10-K is available on the Securities and Exchange Commission's website at http://www.sec.gov.

Record Date and Share Ownership

        Only stockholders of record at the close of business on April 12, 2004 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. We have one class of securities issued and outstanding, which is designated as common stock, $0.01 par value per share (the "Common Stock"). As of the Record Date, 40,000,000 shares of Common Stock were authorized and 9,376,249 shares were issued and outstanding.

Revocability of Proxies

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (i) delivering to us at our principal offices (Attention: Samuel Goldfinger) a written notice of revocation or a duly executed proxy bearing a later date, or (ii) attending the meeting and voting in person.

Solicitation of Proxies

        The Company will bear the cost of this solicitation of proxies. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, facsimile, electronic transmission or in person and arrange for brokerage houses and their custodians, nominees and fiduciaries to send proxies and proxy materials to their principals at the expense of the Company.

Voting

        On all matters, each share of our Common Stock has one vote. Directors will be elected by a plurality vote of the shares of our Common Stock present or represented and entitled to vote at the Annual Meeting. Accordingly, the three candidates receiving the highest number of affirmative votes of shares represented and voting on this proposal at the meeting will be elected directors of the Company. Votes withheld from a nominee and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but, because directors are elected by a plurality vote, will have no impact on the election of directors once a quorum is present. See "Quorum; Abstentions; Broker Non-Votes."

Quorum; Abstentions; Broker Non-Votes

        Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections who will be a representative from American Stock Transfer & Trust Company. The Inspector of Elections will also determine whether or not a quorum is present. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders. In general, Delaware law provides that a quorum consists of a majority of shares entitled to vote and present or represented by proxy at the meeting.

        The Inspector will treat shares that are voted WITHHELD or ABSTAIN and broker non-votes as being present and entitled to vote for purposes of determining the presence of a quorum, but not as votes in favor of approving any matter submitted to the stockholders for a vote. Broker non-votes are shares held by a broker as to which the broker is not empowered to vote on any proposals. Broker non-votes will not be counted for purposes of determining the number of votes cast with respect to a particular proposal. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted for the election of the nominees for directors set forth herein. As to other matters properly presented, if any, to be voted upon, the persons designated as proxy will take such actions as described under the heading "Other Matters." It is not expected that any other matters will be presented at the Annual Meeting.

PROPOSAL

ELECTION OF THREE CLASS III DIRECTORS

        Our Board of Directors, the size of which is set at eight members, currently consists of eight members divided into three classes as follows:

    •
    Class I consists of Richard A. Mandell and Richard S. LeFrak;

    •
    Class II consists of Jacob Berman, Robert D. Villency and Eugene I. Zuriff; and

    •
    Class III consists of Alan N. Stillman, James M. Dunn and Thomas H. Lee.

        The following information is submitted concerning our directors:

Name of Director	Age	Director Since	Term Expires At Annual Meeting to be Held In
Jacob Berman	55	2003	2006
James M. Dunn	48	1996	2004
Thomas H. Lee	60	1997	2004
Richard S. LeFrak	58	1997	2005
Richard A. Mandell	61	2003	2005
Alan N. Stillman	66	1997	2004
Robert D. Villency	65	2002	2006
Eugene I. Zuriff	65	1997	2006

        At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election and until their successors have been duly elected and qualified or until they sooner die, resign or are removed. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

        It is proposed that each of the nominees listed below be elected to hold office until the 2007 annual meeting of stockholders and until his successor is duly elected and qualified or until he sooner dies, resigns or is removed. Unless marked otherwise, proxies received will be voted FOR the election of each of the three nominees specified below, who currently serve as directors with terms extending to the 2004 Annual Meeting and until their successors are elected and qualified. If either such nominee for the office of director is unwilling or unable to serve as a nominee for the office of director at the time of the Annual Meeting, the proxies may be voted for the other nominees only, leaving a vacancy. Alternatively, the size of the Board of Directors may be reduced so that there is no vacancy. The Board of Directors has no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.

Nominees for Election for a Three-Year Term Expiring at the 2007 Annual Meeting

        Alan N. Stillman, our founder, has been our Chairman and Chief Executive and a director since 1997, and was our President from 1977 to 1997. He developed and founded his first restaurant, T.G.I. Fridays, in 1965. In 1975, Mr. Stillman sold his interests in the concept and focused on the high-end market, founding Smith & Wollensky in 1977. Mr. Stillman has also served as a director of Meals on Wheels USA for over 20 years.

        James M. Dunn has been our President since 1997, a director since January 1996, and our Chief Operating Officer since May 2001. He served as our Executive Vice President of Development from 1995 through 1997. Prior to his employment with us, from 1991 to 1995 Mr. Dunn was the Executive

Vice President of House of Blues, Inc. responsible for all operations. From 1987 to 1991, Mr. Dunn was the director of European Operations for the Hard Rock Cafe.

        Thomas H. Lee has been a director since 1997. Mr. Lee founded the Thomas H. Lee Company, the predecessor entity to Thomas H. Lee Partners, L.P., in 1974. The Thomas H. Lee Partners, L.P. and its affiliated funds invest private equity capital in growing companies and have raised more than $14.0 billion of private equity funds, including its latest fund, Thomas H. Lee Equity Fund V, L.P. Mr. Lee serves as a director of Metris Companies, Inc., Miller Import Corporation, Vail Resorts, Inc., Vertis Holdings, Inc., Safelite Glass Corporation and Wyndham International, Inc.

        THE CLASS I AND CLASS II MEMBERS OF THE BOARD OF DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE CLASS III NOMINEES LISTED ABOVE.

Directors Continuing in Office Until the 2005 Annual Meeting

        Richard A. Mandell has been a director since 2003. Mr. Mandell is a private investor and financial consultant. He was Vice President-Private Investments of Clariden Asset Management (NY) Inc., a subsidiary of Clariden Bank, a private Swiss bank, from January 1996 until February 1998. From 1982 until June 1985, Mr. Mandell served as a Managing Director of Prudential Securities Incorporated, an investment banking firm. He also serves as a director and chairman of the audit committee of each of Encore Capital Group, Inc. and Sbarro, Inc. Mr. Mandell holds a BSE degree from the Wharton School of the University of Pennsylvania and is a Certified Public Accountant.

        Richard S. LeFrak has been a director since 1997. Since 1975, Mr. LeFrak has been the President of LeFrak Organization, Inc., a diversified, privately held company active in major residential and commercial real estate development projects, oil and gas exploration, finance and entertainment production. Mr. LeFrak is also a director of Sequa Corporation, a company listed on the New York Stock Exchange.

Directors Continuing in Office Until the 2006 Annual Meeting

        Jacob Berman has been a director since 2003. Mr. Berman heads JB Advisors, Inc., a wealth management advisory firm. He co-founded Commercial Bank of New York in July 1988. Prior to the sale of Commercial Bank of New York in 2001, Mr. Berman served from 1988 until 2001 as its Chief Executive Officer and President. Mr. Berman was also a member of the Board of Directors of Commercial Bank of New York.

        Robert D. Villency has been a director since 2002. Mr. Villency is, and has been since 1965, Chief Executive Officer of Maurice Villency, Inc., one of the largest contemporary retail furniture businesses in the United States. He was Chief Executive Officer of Roche Bobois USA, Ltd., a franchiser of 31 retail stores throughout the United States and Canada, selling contemporary, high-end furniture, from 1974 until 2001. He is also a director of Roche Bobois and Chairman of Maurice Villency, Inc. Mr. Villency is a director of The National Alliance to End Homelessness.

        Eugene I. Zuriff has been a director since 1997. He has been a consultant to us since February 1997 and is actively involved in financing, lease negotiations and marketing activities for our new restaurants. From 1988 to 1997, Mr. Zuriff was the New York representative of Multi Commercial Bank in Geneva, Switzerland. He was Executive Vice President of Century Business Credit from 1969 to 1988 and in 1988 became Founding Director and Member of the Executive Committee of the Commercial Bank of New York. Mr. Zuriff is also a director of Doral Bank, FSB and "I Have a Dream Foundation". Mr. Zuriff served as Chairman and Senior Chairman of the Health Care Chaplaincy.

Board of Directors, Committees and Meetings

        Our Board of Directors currently consists of eight directors, divided into three classes, as described in "Proposal: Election of Three Class III Directors." The Board of Directors believes that there should be a majority of independent directors on the Board. The Board of Directors also believes that it is useful and appropriate to have members of management, including our Chief Executive Officer, as directors. The current Board of Directors consists of five independent directors and two members of our management team.

        The Board of Directors has determined that each of Messrs. Berman, Lee, LeFrak, Mandell and Villency qualifies as independent in accordance with the listing standards of the Nasdaq Stock Market Inc. ("Nasdaq"). The Nasdaq independence definition includes a series of objective tests, such as that the director is not an officer or employee of the Company and has not engaged in various types of business dealings with the Company. In addition, the Board of Directors has made an affirmative determination that each independent director does not have a relationship with the Company, which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

        The Board and its committees meet throughout the year and also hold special meetings and act by written consent from time to time as appropriate. In fiscal year 2004, the Board meeting agendas will include regularly scheduled executive sessions for the independent directors to meet, at least twice per year, without management present.

        Our Board of Directors held a total of four meetings during the fiscal year ended December 29, 2003. Except for Thomas H. Lee who attended 50%, no director serving throughout fiscal year 2003 attended fewer than 100% of the total number of meetings of the Board of Directors. Except for Thomas H. Lee who attended 33%, no director serving throughout fiscal year 2003 attended fewer than 100% of the total number of meetings held by all committees of the Board upon which such director served. Four of our directors attended our 2003 annual meeting of stockholders.

        The Board does not have a formal policy that limits the number of outside board seats that can be held by an independent director. A director's involvement with other boards is just one factor to be considered in deciding if a director can devote the time and attention necessary to be an informed and effective director. The Board of Directors has delegated various responsibilities and authority to different Board committees as described below. Committees regularly report on their activities and actions to the full Board of Directors. The Board of Directors has three standing committees: the Audit Committee, the Corporate Governance and Nominations Committee and the Compensation Committee. The Board of Directors has appointed only independent directors to such committees. Each committee has a written charter adopted by the Board of Directors under which it operates. Copies of each charter are posted on our website at www.smithandwollensky.com.

        Audit Committee. The Audit Committee is currently comprised of Messrs. Berman, Mandell, Villency and Lee. Mr. Mandell is the Audit Committee's chairman. All current committee members meet the independence criteria and have the qualifications set forth in the listing standards of Nasdaq and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Mr. Mandell qualifies as an audit committee financial expert within the meaning of Item 401(h) of Regulation S-K under the Exchange Act and the Board of Directors has determined that he has the financial sophistication required under the listing standards of Nasdaq. The Board of Directors adopted a written charter under which the Audit Committee operates. The Board of Directors reviews and assesses the adequacy of the charter of the Audit Committee on an annual basis. A copy of the charter of the Company's Audit Committee is attached as Appendix A to this Proxy Statement and is posted on our website. Copies of our Audit Committee charter are available, free of charge, upon request directed to us at our principal offices, Attention: Alan M. Mandel. Pursuant to the charter, the Audit Committee's responsibilities include: (i) appointment, retention, compensation, oversight and, if necessary, replacement of our independent public accountants; (ii) oversight of the quality and integrity of our independent audit and financial reporting processes and systems of internal accounting and financial controls; (iii) review of the scope of the audit to be conducted by our independent public accounting firm, as well as the results of such audit; (iv) review and pre-approval of all audit and permissible non-audit services; and (v) oversight of our financial reporting activities, including in our annual report, and the accounting principles followed. The Audit Committee held three meetings during fiscal year 2003 and also participated in conferences with KPMG LLP, our independent public accountants. The Audit Committee has adopted complaint procedures for accounting, internal accounting controls and auditing matters. The full text is available on our website. The Audit Committee's procedure for the pre-approval of audit and permitted non-audit services are described below in "Information Regarding Independent Public Accountants".

        Corporate Governance and Nominations Committee. The Corporate Governance and Nominations Committee is currently comprised of Messrs. Lee and Villency. All members of the Corporate Governance and Nominations Committee meet the independence criteria set forth in the listing standards of Nasdaq. The Corporate Governance and Nominations Committee's responsibilities include identification of individuals qualified to serve as members of the Board of Directors, selection of director nominees for director positions whose terms are to expire or are vacant and development and annual review of corporate governance guidelines. The Committee also makes recommendations to the Board regarding the size of the Board. The Corporate Governance and Nominations Committee was created in April 2004.

        Consideration of new Board nominee candidates will typically involve a series of internal discussions, review of information concerning candidates and interviews with selected candidates. The Committee approved the nomination of the candidates reflected in Proposal One, which candidates were recommended by unanimous consent of the Board of Directors. In 2003, we did not employ a search firm or pay fees to other third parties in connection with seeking or evaluating Board nominee candidates. The Committee will determine whether the candidate meets our minimum qualifications and specific skills for directors set forth in our Corporate Governance Guidelines. Such criteria include current knowledge and contacts in communities in which we do business, ability and willingness to commit adequate time to Board and committee matters; the fit of the individual's skills and personality with those of other directors; and diversity of viewpoints, background and experience.

        The Corporate Governance and Nominations Committee also will consider stockholder recommendations for candidates to serve on the Board of Directors. The Committee will evaluate candidates proposed by stockholders using the same criteria as for other candidates. Stockholders may recommend nominees for consideration by the Corporate Governance and Nominations Committee by submitting the names and the following supporting information to the Company's Secretary at: Secretary, Stockholder Nominations, The Smith & Wollensky Restaurant Group, Inc., 1114 First Avenue, New York, N.Y. 10021. The submissions should include a current resume and curriculum vitae of the candidate and statement describing the candidate's qualifications and contact information for personal and professional references. The submission should also include the name and address of the stockholder who is submitting the nominee, the number of shares which are owned of record or beneficially by the submitting stockholder and a description of all arrangements or understanding between the submitting stockholder and the candidate.

        Compensation Committee.    The Compensation Committee consists of Messrs. Lee and LeFrak. Both members of the Compensation Committee meet the independence criteria set forth in the listing standards of Nasdaq. The purpose of the Compensation Committee is to review and recommend to the Board of Directors for determination, the salaries, incentive compensation and benefits of our Chief Executive Officer and all other executive officers and make recommendations to the Board with respect to our incentive compensation plans and equity-based plans, including our 2001 Stock Incentive Plan. The Compensation Committee held one meeting during fiscal year 2003. For additional information concerning the Compensation Committee, see "Report of the Compensation Committee of the Board of Directors."

Corporate Governance

        Code of Business Conduct and Ethics.    We have adopted a Code of Business Conduct and Ethics for directors, officers and employees. This Code of Business Conduct and Ethics is designed to comply with Securities and Exchange Commission regulations and the listing standards of Nasdaq related to codes of conduct and ethics and is posted on our website. Copies of our Code of Business Conduct and Ethics are available, free of charge, upon request directed to us at our principal offices, Attention: Alan Mandel.

        Corporate Governance Guidelines.    We also have adopted corporate governance standards to advance the functioning of our Board of Directors and its committees and to set forth the Board of Director's expectations as to how it should perform its functions. Our corporate governance standards are posted on our website. Copies of our corporate governance guidelines are available, free of charge, upon request directed to us at our principal offices, Attention: Alan Mandel.

        Stockholder Communications Policy.    Our Board of Directors has adopted a policy with respect to stockholder communications with the Board of Directors. Stockholders and other interested parties may communicate directly with our Board of Directors or the non-management directors. All communications should be in writing and should be directed to our secretary at: Secretary, Stockholder Communications, The Smith & Wollensky Restaurant Group, Inc., 1114 First Avenue, New York, New York 10021. The sender should indicate in the address whether it is intended for the entire Board of Directors, the non-management directors as a group or an individual director. Each communication intended for the Board of Directors or non-management directors received by the secretary will be forwarded to the intended recipients in accordance with the existing instructions. The full text of the Stockholder Communications Policy is available on our website.

Director Compensation

        Beginning July 1, 2003, the Company's independent directors received a compensation package consisting of an annual base retainer fee of $10,000 in connection with their services as directors. In addition, the independent director who served as chairman of the Audit Committee of the Board received an annual retainer fee of $5,000. The independent directors who served on the Audit Committee received $1,000 for each meeting that they attended after July 1, 2003. We reimburse directors for out-of-pocket expenses incurred in connection with attending Board of Director meetings. During fiscal 2001, we granted options to three of our non-employee directors who are not beneficial owners of greater than 5% of our Common Stock. Mr. LeFrak, Mr. Green and Mr. Zuriff each received options to purchase 5,000 shares of Common Stock in connection with their services as directors. The options vest as to 1,000 shares on each of July 9, 2002, July 9, 2003, July 9, 2004, July 9, 2005 and July 9, 2006 and have an exercise price of $5.70. During fiscal 2003, we granted options to five of our non-employee directors who are not beneficial owners of greater than 5% of our Common Stock. Mr. LeFrak, Mr. Villency and Mr. Zuriff each received options to purchase 5,000 shares of Common Stock in connection with their services as directors. The options vest as to 1,000 shares on each of June 25, 2004, June 25, 2005, June 25, 2006, June 25, 2007 and June 25, 2008 and have an exercise price of $5.04. Mr. Berman and Mr. Mandell each received options to purchase 5,000 shares of Common Stock in connection with their services as directors. The options vest as to 1,000 shares on each of July 29, 2004, July 29, 2005, July 29, 2006, July 29, 2007 and July 29, 2008 and have an exercise price of $5.12. Employee directors received compensation only as employees of the Company. We have director and officer indemnification insurance policies. These policies run from November 14, 2003 through November 14, 2004, at a total cost of $343,361.

EXECUTIVE OFFICERS

        The Company's non-director executive officers are as follows:

        Alan M. Mandel, 58, has been our Chief Financial Officer, Executive Vice President of Finance, Treasurer and Secretary since August 2000. He was Chief Financial Officer for C.A. Muer, an operator of upscale seafood restaurants, from 1998 to 2000. From 1993 to 1998, Mr. Mandel was Chief Financial Officer of Ogden Entertainment Services.

        David P. Terry, 47, has been our Executive Vice President since April 2001. He was Director of Operations for Gibsons LLC, an operator of upscale steak and seafood restaurants, from 1999 to 2001. Mr. Terry was responsible for the planning for, and management and profitability of, three of Gibsons LLC's restaurants. From 1993 to 1999 he was Vice President of Development for Planet Hollywood International Inc.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth all compensation earned during fiscal years 2003, 2002 and 2001 by our Chief Executive Officer and each of our other most highly compensated executive officers who were serving as executive officers at the end of fiscal year 2003 and whose annual compensation exceeded $100,000 for the period.

										Long-Term Compensation
		Annual Compensation								Awards		Payouts
Name and Principal Positions	Fiscal Year	Salary			Bonus		Other Annual Compensation			Securities Underlying Options		All Other Compensation
Alan N. Stillman Chief Executive Officer	2003 2002 2001	$ $ $	760,725 724,500 690,000	(1) (1)	$ $	100,000 90,000	$ $	147,096 147,096	(2) (2)	— 131,667 100,000	(4) (5)	$ $ $	5,564 9,827 9,577	(3) (3) (3)
James M. Dunn President and Chief Operating Officer	2003 2002 2001	$ $ $	441,000 420,000 458,600	(6)	$ $ $	90,000 75,000 50,000	$ $	12,000 12,000	(7) (7)	— 188,667 150,000	(4) (5)	$ $ $	6,480 6,105 5,918	(8) (8) (8)
Alan M. Mandel Chief Financial Officer, Executive Vice President of Finance, Treasurer and Secretary	2003 2002 2001	$ $ $	231,525 220,500 210,000	(9)	$ $	35,000 27,500		$—		— 50,000 50,000	(4) (5)	$ $ $	4,634 4,536 27,361	(10) (10) (10)
David P. Terry Executive Vice President	2003 2002 2001	$ $ $	225,000 215,000 165,500		$ $	40,375 25,000		$—		10,000 20,000		$ $ $	2,759 3,808 1,509	(11) (11) (11)

(1)
Mr. Stillman deferred payment until fiscal 2004 of $36,225 of his salary for fiscal 2003 and deferred payment until fiscal 2003 of $34,500 of his salary for fiscal 2002.

(2)
Represents payments made to Mr. Stillman pursuant to his non-competition agreement.

(3)
Includes 401(k) matching contributions of $4,237, $5,500 and $5,250 in 2003, 2002 and 2001, respectively, group term life insurance payments of $1,327 in 2003, 2002 and 2001, respectively, and additional cash payments of $3,000 in 2002 and 2001.

(4)
Represents grants of stock options on September 5, 2002 pursuant to an option exchange program (the "Option Exchange Program") that the Company initiated in February 2002 in order to allow employees, officers and directors to cancel all or some stock options to purchase our Common Stock having an exercise price greater than $5.70 per share granted under our 1996 Stock Option Plan, our 1997 Stock Option Plan and our 2001 Stock Incentive Plan in exchange for new options granted under the 2001 Stock Incentive Plan.

  Under the Option Exchange Program, the new options were issued on September 5, 2002 with an exercise price of $3.88. The exercise price of each option received under the exchange program equaled 100% of the price of the Company's Common Stock on the date of grant of the new options, determined in accordance with the terms of the 2001 Stock Incentive Plan. Mr. Stillman received options under the exchange program with an exercise price of $4.27, or 110% of the fair market value of the Company's Common Stock on the date of grant. The new options vest over periods ranging from four months to five years, in accordance with the vesting schedule of the cancelled options. The Company structured the Option Exchange Program in a manner that did not result in any additional compensation charges or variable award accounting.

(5)
These options were cancelled in February 2002 in conjunction with the Option Exchange Program as discussed in footnote (4) above.

(6)
Mr. Dunn deferred payment until fiscal 2004 of $21,000 of his salary for fiscal 2003.

(7)
Represents payments made to Mr. Dunn for miscellaneous tax and financial advice pursuant to his employment agreement.

(8)
Includes 401(k) matching contributions of $4,500, $4,125 and $3,938 in 2003, 2002 and 2001, respectively, and group term life insurance payments of $1,980 in each of 2003, 2002 and 2001.

(9)
Mr. Mandel deferred payment until fiscal 2004 of $11,025 of his salary for fiscal 2003.

(10)
Includes 401(k) matching contributions of $3,307, $3,150, and $1,090 in 2003, 2002 and 2001, respectively, and group term life insurance payments of $1,327, $1,386 and $1,271 in 2003, 2002 and 2001, respectively. Also includes mortgage payments of $25,000 made on Mr. Mandel's behalf in 2001.

(11)
Includes 401(k) matching contributions of $1,433, $2,481 and $735 in 2003, 2002 and 2001, respectively, and group term life insurance payments of $1,327, $1,327 and $774 in 2003, 2002 and 2001, respectively.

Option Grants in Last Fiscal Year

        The following table sets forth information concerning grants of stock options to each of the executive officers named in the Summary Compensation Table during fiscal year 2003. The percent of the total options set forth below is based on an aggregate of 127,000 options granted to employees and issued under our 2001 Stock Incentive Plan during fiscal year 2003.

	Individual Grants
		% of Total Options Granted to Employees During Fiscal Year			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
	Number of Securities Underlying Options Granted
Name			Exercise Price Per Share	Expiration Date
					5%	10%
David P. Terry (2)	10,000	7.9%	$5.04	June 25, 2013	$31,696	$80,325

(1)
Potential realizable value represents hypothetical gains that could be achieved for the options if the options were exercised at the end of the option term assuming that the fair market value of the Common Stock on the date of grant appreciates at 5% and 10% over the option term (ten years) and that the option is exercised and sold on the last day of its option term for the appreciated stock price. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with the rules of the Securities and Exchange Commission and do not represent our estimate or projection of our future Common Stock price. The calculation includes the difference, if any, between the fair market value on the date of grant and the exercise price for such options. Actual gains, if any, on stock option exercises will depend on the future performance of our Common Stock.

(2)
Mr. Terry's option vests as to 2,000 shares on each of June 25, 2004, June 25, 2005, June 25, 2006, June 25, 2007 and June 25, 2008 and has an exercise price of $5.04.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth information concerning option exercises in fiscal year 2003 and exercisable and unexercisable stock options held by our executive officers named in the Summary

Compensation Table at December 29, 2003. The value of unexercised in-the-money options is based on a value of $6.19 per share, the fair market value of our Common Stock as of December 29, 2003, the last trading day of fiscal year 2003, less the actual per share exercise prices, multiplied by the number of shares underlying the option. All options were granted under our 2001 Stock Incentive Plan.

			Number of Securities Underlying Unexercised Options at December 29, 2003		Value of Unexercised In-the-Money Options at December 29, 2003
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Alan N. Stillman	0	$0	71,667	60,000	$137,600	$115,200
James M. Dunn	0	$0	98,667	90,000	$227,920	$207,900
Alan M. Mandel	0	$0	20,000	30,000	$46,200	$69,300
David P. Terry	0	$0	8,000	22,000	$3,920	$17,380

Equity Compensation Plan Information

        The following table sets forth information concerning all equity compensation plans of the Company and whether or not the plans were approved by the stockholders as of December 29, 2003.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders	757,783	$4.56	856,961(1)
Equity compensation plans not approved by security holders	—	—	—

Total	757,783	$4.56	856,961(1)

(1)
Represents, as of December 29, 2003, 500,000 shares reserved for sale pursuant to the Company's Employee Stock Purchase Plan (which the Company has not yet implemented), and 356,961 shares reserved for future grants under the Company's 2001 Stock Incentive Plan. The Company's 2001 Stock Incentive Plan provides that the maximum number of shares of Common Stock available for issuance is 583,333, increased by 4% of the total number of issued and outstanding shares of Common Stock (including shares held in treasury) as of the close of business on December 31 of the preceding year on each January 1, beginning January 1, 2002, during the term of the 2001 Stock Incentive Plan. However, the number of shares available for all grants under the 2001 Stock Incentive Plan is limited to 11% of the Company's issued and outstanding shares of capital stock on a fully-diluted basis.

Employment and Non-Competition Agreements

        Alan N. Stillman.    On May 1, 2001, we entered into an amended and restated employment agreement with Alan Stillman, our Chief Executive Officer, pursuant to which Mr. Stillman will serve as our Chief Executive Officer until May 29, 2006. The agreement provides that Mr. Stillman is entitled to a base salary of $690,000 per year, subject to annual cost of living increases. In addition, Mr. Stillman is entitled to customary employee benefits and may receive a yearly bonus equal to up to 50% of his base salary, depending on certain bonus targets to be set by our Board of Directors. For the fiscal years 2002 and 2003, such bonus targets were based on our earnings before income, taxes, depreciation and amortization. Mr. Stillman's employment agreement may be terminated by us at any time with or without cause. This agreement may also be terminated by Mr. Stillman at any time with 15 business days notice or for "good reason," effective upon written notice to us. If Mr. Stillman is terminated without cause or terminates for "good reason," he is entitled to a severance payment equal to his monthly base salary multiplied by the greater of the number of months remaining in the initial five year term or twelve months, plus insurance benefits for the period that he receives such severance payment and certain fringe benefits for the balance of the employment term. Pursuant to the agreement, if Mr. Stillman's employment as Chief Executive Officer is not renewed at the end of the five year term under mutually acceptable terms, Mr. Stillman may, at his option, act as a consultant to us concerning our business, affairs, creative direction and management for five years at a salary of $150,000 per year plus benefits.

        We have also entered into a non-competition agreement with Mr. Stillman. This agreement requires Mr. Stillman to keep our proprietary information confidential for a period of six years from the date of the agreement, or, if the employment agreement is extended beyond the initial five year term or if Mr. Stillman becomes our consultant pursuant to his employment agreement, the date which is one year after his termination as our employee or consultant, as the case may be. In consideration of this agreement, we are required to pay Mr. Stillman $36,774 at the end of each fiscal quarter in 2002, 2003 and 2004. The agreement also contains a provision pursuant to which Mr. Stillman will not engage in any business which owns, operates or manages one or more high end steak restaurants which operate within a five mile radius of any of our owned or managed restaurants during the term of this agreement, and for a period of one year after Mr. Stillman's employment is terminated, or for a period of one year after the end of Mr. Stillman's service as a consultant, whichever is later, provided that the restriction will not end prior to five years after the date of the agreement.

        James M. Dunn.    On May 1, 2001, we entered into an employment agreement with James M. Dunn, pursuant to which Mr. Dunn will serve as our President and Chief Operating Officer until May 1, 2006. The agreement provides that Mr. Dunn is entitled to a base salary of $400,000 per year, subject to annual cost of living increases. In addition, pursuant to the agreement, Mr. Dunn is entitled to customary employee benefits and may receive a yearly bonus equal to up to 75% of his base salary, depending on certain bonus targets to be set by our Board of Directors. For the fiscal years 2002 and 2003, such bonus targets were based on our earnings before interest, taxes, depreciation and amortization. Mr. Dunn's employment agreement may be terminated by us at any time with or without cause. This agreement may also be terminated by Mr. Dunn for any reason at any time with 15 business days notice, or for "good reason", effective upon written notice to us. If Mr. Dunn is terminated without cause or terminates for "good reason", he is entitled to a severance payment equal to two years base salary plus insurance benefits paid on a monthly basis. The agreement requires Mr. Dunn to keep our proprietary information confidential during the term of this agreement and thereafter. The agreement also contains a non-competition provision, pursuant to which Mr. Dunn will not engage in any business which is competitive with us within a five mile radius of any our owned or managed restaurants during the term of this agreement and for a period of one year after Mr. Dunn's employment is terminated by us with cause or by Mr. Dunn without "good reason", or for a period of one year after certain termination payments are made, if Mr. Dunn is terminated by us without cause or by Mr. Dunn with "good reason". If Mr. Dunn is terminated by us without cause, or if he terminates with "good reason", he may elect to forego the receipt of termination payments, in which case we must release him from this non-competition covenant.

2001 Stock Incentive Plan

        General.    The 2001 Stock Incentive Plan provides for the granting of options to purchase shares of our Common Stock and stock awards. Options may be incentive stock options, as defined in Section 422 of the Internal Revenue Code (the "Code"), granted only to our employees (including officers who are also employees) or non-qualified stock options granted to our employees, directors, officers and consultants. Stock awards may be granted to employees of, and other key individuals engaged to provide services to, the Company and its subsidiaries. The 2001 Stock Incentive Plan was adopted and approved by our directors in March 2001 and our stockholders in April 2001.

        Administration.    The 2001 Stock Incentive Plan may be administered by our Board of Directors or by our Compensation Committee, either of which may decide who will receive stock option or stock awards, the amount of the awards, and the terms and conditions associated with the awards. These include the price at which stock options may be exercised, the conditions for vesting or accelerated vesting, acceptable methods for paying for shares, the effect of corporate transactions or changes in control, and the events triggering expiration or forfeiture of a participant's rights. The maximum term for stock options may not exceed ten years, provided that no incentive stock options may be granted to any employee who owns ten percent or more of the Company with a term exceeding five years.

        Limits on Plan Awards.    The maximum number of shares of Common Stock available for issuance under the 2001 Stock Incentive Plan is 583,333 shares, increased by 4% of the total number of issued and outstanding shares of Common Stock (including shares held in treasury) as of the close of business on December 31 of the preceding year on each January 1, beginning with January 1, 2002, during the term of the 2001 Stock Incentive Plan. However, the number of shares available for all grants under the 2001 Stock Incentive Plan is limited to 11% of the Company's issued and outstanding shares of capital stock on a fully-diluted basis. Accordingly, the maximum number of shares of Common Stock available for issuance in 2004 is 356,961 shares. In addition, options may not be granted to any individual with respect to more than 500,000 total shares of Common Stock in any single taxable year (taking into account options that were terminated, repriced, or otherwise adjusted during such taxable year).

        Recapitalization; reorganization; change of control.    The 2001 Stock Incentive Plan provides that proportionate adjustments shall be made to the number of authorized shares which may be granted under the 2001 Stock Incentive Plan and as to which outstanding options, or portions of outstanding options, then unexercised shall be exercisable as a result of increases or decreases in the Company's outstanding shares of common stock due to reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, such that the proportionate interest of the holder shall be maintained as before the occurrence of such event. Upon the sale or conveyance to another entity of all or substantially all of the property and assets of the Company, including by way of a merger or consolidation or a Change in Control of the Company, as defined in the 2001 Stock Incentive Plan, our Board of Directors shall have the power and the right to accelerate the exercisability of any options.

        Termination or amendment.    Unless sooner terminated by our Board of Directors, the 2001 Stock Incentive Plan will terminate on April 30, 2011, ten years from the date on which the 2001 Stock Incentive Plan was adopted by our Board of Directors. Our Board of Directors may, at any time, terminate the 2001 Stock Incentive Plan or make any modifications or amendments to the 2001 Stock Incentive Plan as it shall deem advisable so long as such modification or amendment does not conflict with the contractual obligations of the Company. Our Board of Directors may not, however, increase the maximum number of shares for which options or awards may be granted without the approval by the vote of a majority of the stockholders or make any other change to the 2001 Stock Incentive Plan which requires stockholder approval under applicable law or regulation. All options granted under the 2001 Stock Incentive Plan shall terminate immediately prior to the dissolution or liquidation of the Company; provided, that prior to such dissolution or liquidation, the vesting of any option shall automatically accelerate as if such dissolution or liquidation is deemed a Change of Control, as defined in the 2001 Stock Incentive Plan.

Compensation Committee Interlocks and Insider Participation

        Our Compensation Committee consists of Messrs. Lee and LeFrak. No member of the Compensation Committee is an executive officer or former officer of the Company. In addition, no executive officer of the Company served on the board of directors of any entity whose executive officers included a director of the Company.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS (1)

Introduction

        The Compensation Committee is currently comprised of two directors who have been appointed by the Board of Directors. Both members are independent within the meaning of the listing standards of Nasdaq. The Compensation Committee is governed by a written charter adopted by the Board of Directors, which charter was amended in April 2004. Pursuant to the charter, the Compensation Committee recommends to the Board of Directors for determination, the salaries, incentive compensation and benefits of the Company's Chief Executive Officer and all other executive officers of the Company and makes recommendations to the Board of Directors with respect to the Company's incentive compensation plans and equity-based plans, including the Company's 2001 Stock Incentive Plan. The Committee strives to ensure that the Company's executive compensation programs will enable the Company to attract and retain key people and motivate them to achieve or exceed certain of the Company's key objectives by making individual compensation directly dependent on the Company's achievement of certain financial goals, such as profitability and asset management, and by providing rewards for exceeding those goals.

Compensation Programs

        Annual Base Salary.    The Committee establishes base salaries for executive officers. Base pay increases vary according to individual contributions to the Company's success and comparison to similar positions within the Company and at other comparable companies.

        Annual Cash Bonuses.    The Committee evaluates each executive officer individually to determine a bonus for the fiscal year based on performance criteria. These criteria include achieving key financial targets and operational performance standards in such executive's area of responsibility as well as with respect to the Company's general financial performance.

        Stock Options.    The Committee believes that stock options provide additional incentive to officers to work towards maximizing stockholder value. The Committee views stock options as one of the more important components of the Company's long-term, performance-based compensation program. These options are provided through initial grants at or near the date of hire and through subsequent periodic grants. The Company generally grants options that become exercisable over a five-year period as a means of encouraging executives and other employees to remain with the Company and to promote its success. Options granted to the Company's executive officers and other employees have exercise prices equal to or above the fair market value of the Company' Common Stock at the time of grant. This approach is designed to focus executives on the enhancement of stockholder value over the long term and encourage equity ownership in the Company. Options vest and become exercisable at such time as determined by the Compensation Committee. The initial option grant is designed to be competitive with those of comparable companies for the level of the job that the executive holds and motivate the executive to make the kind of decisions and implement strategies and programs that will contribute to an increase in the Company's stock price over time. Periodically additional stock options may be granted within the comparable range for the job to reflect the executive's ongoing contributions to the Company, to create an incentive to remain at the Company and to provide a long-term incentive to achieve or exceed the Company's financial goals.

        Other Compensation Programs.    In addition to the foregoing, executive officers participate in compensation plans available to all employees, including the Company's 401(k) retirement plan. The Company matches up to 50% of its employees' contributions to the 401(k) plan, up to and including the first 3% of each employee's compensation.

Compensation Limitations

        The Company has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to its executive officers. Under Section 162(m) of the Internal Revenue Code, adopted in August 1993, and regulations adopted thereunder by the Internal Revenue Service, publicly-held companies may be precluded from deducting certain compensation paid to an executive officer in excess of $1 million in a year. The regulations exclude from this limit performance-based compensation and stock options provided certain requirements, such as stockholder approval, are satisfied. The Committee has determined that none of the current compensation paid to executive officers is subject to the non-deductibility restrictions of Section 162(m).

Chief Executive Officer Compensation

        Alan N. Stillman, the founder of the Company, is its Chief Executive Officer and Chairman of our Board of Directors. Mr. Stillman's compensation is determined in accordance with the terms of his employment agreement. Pursuant to the terms of this agreement, Mr. Stillman is entitled to a base salary of $690,000 per year, subject to annual cost of living increases, as well as a yearly bonus of up to 50% of his base salary, depending on certain bonus targets set by the Board of Directors. For fiscal year 2003, the bonus targets were, and for fiscal year 2004 the bonus targets will be, based on the Company's earnings before income taxes, depreciation and amortization.

        The Committee's criteria for determining Mr. Stillman's compensation are driven by several factors: the competitive marketplace, his relative ownership interest in the Company and, most importantly, his performance. The Committee believes that Mr. Stillman performed well throughout fiscal year 2003. He continues to demonstrate highly effective leadership and vision. In fiscal year 2003, Mr. Stillman was compensated in accordance with the terms of his employment agreement.

Conclusion

        All aspects of the Company's executive compensation are subject to change at the discretion of the Committee in reaction to and in recognition of the rapidly changing circumstances of the current marketplace. The Committee will monitor the Company's executive compensation on an ongoing basis to ensure that it continues to support a performance-oriented environment and remains properly integrated with the Company's annual and long-term strategic objectives.

Respectfully Submitted By:
THE COMPENSATION COMMITTEE Thomas H. Lee Richard S. LeFrak

Dated: April 20, 2004

(1)
The material in this report is not "soliciting material" and is not deemed filed with the Securities and Exchange Commission, and the report is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

STOCK PERFORMANCE GRAPH (1)

        The graph below shows the cumulative total stockholder return on our Common Stock over the period from May 23, 2001 (the first trading day of our Common Stock) to December 29, 2003, as compared with that of the Nasdaq Stock Market Index and the Nasdaq stocks in the standard industry classification 5800-5899, based on an initial investment of $100 in each on May 23, 2001. Total stockholder return is measured by dividing share price change plus dividends, if any, for each period by the share price at the beginning of the respective period and assumes reinvestment of dividends. During fiscal year 2003, the Company paid no dividends. The Company's stock price performance shown in the following graph is not indicative of future stock price performance.

(1)
The material in this graph is not "soliciting material" and is not deemed filed with the Securities and Exchange Commission, and the graph is not to be incorporated by reference in any filing of the Company under the Securities Act, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth as of March 15, 2004, certain information with respect to the beneficial ownership of our Common Stock by (i) any person, known by us to be the beneficial owner of more than 5% of our Common Stock, (ii) each of our directors and each nominee seeking to become one of our directors, (iii) each of the executive officers named in the Summary Compensation Table appearing herein, and (iv) all of our current executive officers and directors as a group. Except as otherwise indicated, subject to community property laws, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares. We do not know of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change of control of the Company.

Names and Addresses of Beneficial Owners(1)	Amount and Nature of Shares Beneficially Owned(2)		Percent of Common Stock Outstanding
Alan N. Stillman	1,539,619	(3)	16.3%
Jacob Berman	—		*
James M. Dunn	110,667	(4)	1.2%
Alan M. Mandel	26,500	(5)	*
Richard A. Mandell	—		*
David P. Terry	9,000	(6)	*
Robert D. Villency	8,760		*
Eugene I. Zuriff	40,333	(7)	*
Thomas H. Lee c/o Thomas H. Lee Company 75 State Street Boston, MA 02109	1,059,700	(8)	11.3%
Richard S. LeFrak	8,908	(9)	*
Thomas H. Lee Equity Partners, L.P. c/o Thomas H. Lee Company 75 State Street Boston, MA 02109	874,940	(10)	9.4%
Dimensional Fund Advisors Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	527,300	(11)	5.5%
Granite c/o Granite Capital International Group 126 East 56th Street New York, NY 10022	708,700	(12)	7.4%
Heartland Advisors, Inc. 789 North Water Street Milwaukee, WI 53202	493,500	(13)	5.1%
All directors and executive officers as a group (10 persons including the above)	2,803,487		29.2%

*
Represents less than 1% of the outstanding shares of Common Stock.

(1)
Unless otherwise indicated, the address of each officer, director and 5% stockholder is c/o The Smith & Wollensky Restaurant Group, Inc., 1114 First Avenue, New York, NY 10021.

(2)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares and percentage of outstanding Common Stock beneficially owned by a person, shares of Common Stock subject to options held by that person that are currently exercisable, or become exercisable within 60 days of April 12, 2004, are deemed outstanding. Such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(3)
Includes 107,500 shares owned by Stillman's First, Inc., 348,191 shares held by La Cite, Inc., 395,070 shares held by White & Witkowsky, Inc. and 385,400 shares held by Thursdays Supper Pub, Inc. Includes options to purchase 71,667 shares of Common Stock. Mr. Stillman has shared voting and investment power over the shares held by Stillman's First, Inc. Does not include 90,754 shares held by the Donna Stillman Trust.

(4)
Includes options to purchase 98,667 shares of Common Stock.

(5)
Includes 1,500 shares held by a member of Mr. Mandel's family. Also includes options to purchase 20,000 shares of Common Stock.

(6)
Includes options to purchase 8,000 shares of Common Stock.

(7)
Includes 6,000 shares held by Mr. Zuriff's individual retirement account. Does not include 5,000 shares held by a member of Mr. Zuriff's family. Also includes options to purchase 9,333 shares of Common Stock.

(8)
Includes 874,940 shares held by Thomas H. Lee Equity Partners, L.P. ("THLP") and 184,760 shares held by Thomas H. Lee Investors, Limited Partnership. Mr. Lee disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein. Mr. Lee is the general partner of THL Equity Advisors Limited Partnership ("THL Advisors"), which is the general partner of THLP, and is also the general partner of Thomas H. Lee Investors, Limited Partnership. Mr. Lee is also one of our directors.

(9)
Includes options to purchase 2,000 shares of Common Stock.

(10)
The Schedule 13G dated May 22, 2001 and filed by THLP discloses shared voting and investment power with respect to the shares and that due to an existing arrangement among THLP, THL Advisors and THL Equity Trust ("THL Trust"), THL Advisors and THL Trust could each be deemed to beneficially own the shares held by THLP. THL Advisors and THL Trust each disclaim beneficial ownership of such shares.

(11)
The Schedule 13G dated December 31, 2003 and filed by Dimensional Fund Advisors Inc. ("Dimensional") states that Dimensional is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940 that furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and serves as investment manager to certain other commingled group trusts and separate accounts. The Schedule 13G refers to these investment companies, trusts and accounts are the "Funds" and states that in its role as investment advisor or manager, Dimension possesses voting and/or investment power over the securities of the Company that are owned by the Funds, and that it may be deemed to be the beneficial owner of the securities of the Company held by the Funds. The Schedule 13G further states that all securities reported in the Schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. The Schedule 13G further states that all securities reported in the Schedule are owned by advisory clients of Dimensional, no one of which to the knowledge of Dimensional, owns more than 5% of the Common Stock.

(12)
The Schedule 13G dated September 19, 2001 and filed by Granite Capital, L.P. ("Granite"), Granite Capital II, L.P. ("Granite II"), Granite Capital Opportunity Fund L.P. ("Granite Opportunity"), Granite Capital Opportunity Fund II, L.P. ("Granite Opportunity II"), Granum

  Value Fund ("Granum Value"), Granite Capital, L.L.C. ("Granite L.L.C."), Granum Capital Management, L.L.C. ("Granum Management"), Lewis M. Eisenberg and Walter F. Harrison, III states that each of the foregoing may be deemed to beneficially own various amounts of the 708,700 shares and discloses shared voting and investment power with respect to the shares. The Schedule 13G also states that Granite L.L.C., the general partner of Granite, Granite II, Granite Opportunity and Granite Opportunity II, and the investment manager to Granite Overseas Limited ("Granite Overseas"), has the power to direct the investment activities of Granite, Granite II, Granite Opportunity, Granite Opportunity II and Granite Overseas, including decisions with respect to the receipt of dividends and the disposition of the proceeds from the sale of shares of Common Stock. The Schedule 13G also states that Messrs. Eisenberg and Harrison are the managing members of Granite L.L.C., and in that capacity direct its operations. The Schedule 13G also states that Granum Management, the investment adviser to Granum Value, has the power to direct the affairs of Granum Value, including the decisions with respect to the receipt of dividends and the disposition of the proceeds from the sale of shares of Common Stock and that Messrs. Eisenberg and Harrison are the managing members of Granum Management, and in that capacity direct its operations.

(13)
The Schedule 13G dated December 31, 2003 and filed by Heartland Advisors, Inc. ("Heartland") and William J. Nasgovitz states that 493,500 shares may be deemed beneficially owned within the meaning of Rule 13d-3 of the Exchange Act, by (1) Heartland, by virtue of its investment discretion and voting authority granted by certain clients, which may be revoked at any time; and (2) William J. Nasgovitz, as a result of his ownership interest in Heartland. Heartland and Mr. Nasgovitz each disclaim beneficial ownership of any shares of Common Stock reported on the Schedule. The Schedule 13G further states that shares of Common Stock to which the Schedule relates are held in investment advisory accounts of Heartland and that, as a result, various persons have the right to receive or the power to direct the receipt of dividends and proceeds from the sale of shares of Common Stock included on the Schedule. The Schedule 13G further states that, to the best of Heartland's knowledge, no such account owns more than 5% of the outstanding Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file initial reports of ownership and reports of changes in ownership of Common Stock of the Company with the Securities and Exchange Commission. Such persons are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file.

        Based solely on our review of the copies of such reports received, or written representations from certain reporting persons that no other reports were required, the Company believes that all such persons complied with all Section 16(a) filing requirements in fiscal 2003, except that through inadvertence (i) the initial report of ownership by Jacob Berman was not timely filed, (ii) the initial report of ownership by Richard A. Mandell was not timely filed, (iii) one report relating to one transaction by Mr. Berman was not timely filed; (iv) one report relating to one transaction by Mr. Mandell was not timely filed, (v) one report relating to one transaction by Mr. Villency was not timely filed, (vi) one report relating to one transaction by Mr. LeFrak was not timely filed, and (vii) one report relating to one transaction by Mr. Zuriff was not timely filed.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Since the beginning of our last fiscal year, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, security holder who is known by us to own of record or beneficially more than 5% of our Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than as set forth below and under the heading Executive Compensation.

St. James Associates

        Smith & Wollensky Operating Corp., an entity controlled by our Chairman and Chief Executive Officer, Alan Stillman, is both a limited partner and one of the two general partners of St. James Associates, which owns the Smith & Wollensky restaurant in New York and the rights to the trademarks "Smith & Wollensky" and "Wollensky's Grill." Pursuant to the management agreement with St. James Associates, we were retained to provide management services to the Smith & Wollensky restaurant in New York in exchange for a fee of 2.3% of all restaurant sales. The other general partner of St. James Associates may terminate the agreement in certain circumstances. In 2003, St. James Associates paid $547,000 to the Company for our management services. We keep and maintain the books of account of St. James Associates, and we direct the day-to-day operations of St. James Associates as part of our duties under our management agreement with St. James Associates.

        We have entered into a licensing agreement with St. James Associates which permits us to use the names "Smith & Wollensky" and "Wollensky's Grill", subject to certain limitations and termination rights. We are required to pay a one-time fee to St. James Associates upon the opening of each new restaurant utilizing the licensed names. This fee is equal to the fee that was paid or would have been paid in the previous year (which in 2003 was $224,458) increased by the lesser of the annual increase in the Consumer Price Index or 5% of the fee for the preceding year. In addition, we must pay a royalty of 2% of aggregate annual gross restaurant sales and non-restaurant sales (subject to an annual aggregate minimum of $800,000 to be paid in 2004 and each year thereafter). Additionally the license agreement provides for a royalty fee of 1% of annual gross restaurant sales for any new steakhouses opened in the future by us not utilizing the licensed names. If we terminate or default on the license agreement, we are subject to a fee of $2.0 million upon termination or $2.5 million to be paid over four years. In 2003, the Company paid royalty fees of $1.4 million and paid a one time opening fee of $224,458 relating to the opening of the restaurant in Dallas, Texas to St. James Associates.

        From time to time, we incur costs on behalf of St. James Associates for which we are fully reimbursed. Such costs include, but are not limited to, advertising, public relations and insurance expenditures.

MW Realty Associates

        Smith & Wollensky Operating Corp., an entity controlled by our Chairman and Chief Executive Officer, Alan Stillman, is both a limited partner and one of the two general partners of MW Realty Associates, L.P., the owner of the property on which the Smith & Wollensky restaurant in New York is located. We keep and maintain the books of account of MW Realty Associates at no cost to MW Realty Associates, and we direct the day-to-day operations of MW Realty Associates as part of our duties under our management agreement with St. James Associates.

Consulting Services from Eugene Zuriff

        Eugene Zuriff, one of our directors, has also provided financial legal, expansion and consulting services to us since February 1997 on an at-will basis for which he receives $500 per day plus reimbursement for out of pocket expenses. The Company paid an aggregate of $165,000, including out of pocket expenses, and an option to purchase 5,000 shares of Common Stock to Mr. Zuriff for such consulting services in 2003. The option vests as to 1,000 shares on each of June 25, 2004, June 25, 2005, June 25, 2006, June 25, 2007 and June 25, 2008 and has an exercise price of $5.04.

Transactions with Directors and other Affiliates

        We do not currently contemplate entering into any transactions with any of our affiliates other than those described above. However, in the future, any new contract or transaction between us and one or more of our directors or other affiliates, or between us and any corporation, firm or association in which one or more of our directors or other affiliates has a material financial interest, will be approved by the disinterested members of our Audit Committee.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS (1)

        The Audit Committee is currently comprised of directors who have been appointed by the Board of Directors. The Audit Committee members are independent within the meaning of the listing standards of Nasdaq and Rule 10A-3 under the Exchange Act. Mr. Mandell qualifies as an audit committee financial expert within the meaning of Item 401(h) of Regulation S-K under the Exchange Act and the Board of Directors has determined that he has the financial sophistication required under the listing standards of Nasdaq. The Audit Committee is governed by a written charter adopted by the Board of Directors of the Company, which charter was amended in April 2004. The Board of Directors reviews and assesses the adequacy of the charter of the Audit Committee on an annual basis. As described more fully in its charter, the responsibilities of the Audit Committee include: (i) appointment, retention, compensation, oversight and, if necessary, replacement of our independent public accountants; (ii) oversight of the quality and integrity of our independent audit and financial reporting processes and systems of internal accounting and financial controls; (iii) review of scope of the audit to be conducted by our independent public accounting firm, as well as the results of such audit; (iv) review and pre-approval of all audit and permissible non-audit services; and (v) oversight of our financial reporting activities, including in our annual report, and the accounting principles followed.

        The Company's management has primary responsibility for the preparation, presentation and integrity of the Company's financial statements, including the related internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the consolidated financial statements in the Company's Annual Report on Form 10-K with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. KPMG LLP, the Company's independent public accounting firm, was responsible for performing an audit of the Company's consolidated financial statements for the year ended December 29, 2003 in accordance with auditing standards generally accepted in the United States of America and for providing other related services to the Company.

        The members of the Audit Committee are not practicing professional accountants or auditors, and their performance of their duties under the Committee's charter are not intended to replicate or to certify the functions performed by management and the independent public accountant, nor is it the purpose of the Committee to certify that the independent public accountants are "independent" under applicable rules. The Committee exists to serve as board-level oversight through its provision of advice, counsel and direction to management and the accountants on the basis of the information it receives from management and the accountants, discussions with management and the accountants and the experience of the Committee's members in business, financial and accounting matters.

        The Audit Committee discussed with KPMG LLP, who is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Company's accounting principles, their independence and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with KPMG LLP its independence.

        The Audit Committee discussed with KPMG LLP the overall scope and plans for the audit. The Audit Committee meets with the independent public accountants, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of the Company's financial reporting. During fiscal year ended December 29, 2003, the Audit Committee held three meetings and also participated in conferences with KPMG LLP.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2003, which was filed with the Securities and Exchange Commission on March 26, 2004.

Respectfully Submitted By:
THE AUDIT COMMITTEE
Jacob Berman Richard A. Mandell Robert D. Villency Thomas H. Lee

Dated: April 20, 2004

(1)
The material in this report is not "soliciting material," and is not deemed filed with the Securities and Exchange Commission, and the report is not to be incorporated by reference in any filing of the Company under the Securities Act, or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Information Regarding Independent Public Accountants

        KPMG LLP has audited our consolidated financial statements since the fiscal year ended December 29, 1997. Representatives of KPMG LLP are expected to be present at the annual stockholders' meeting and will be afforded the opportunity to make a statement if they desire to do so. The representatives of KPMG LLP are also expected to be available to respond to appropriate questions. No independent public accounting firm is being selected or recommended to audit our consolidated financial statement for the year ended January 3, 2005 by the Board of Directors at this time as the Board is considering fee proposals from various accounting firms.

        Fees Billed to the Company by KPMG LLP.    In addition to performing the audit of our consolidated financial statements for fiscal year 2003, KPMG LLP provided various other services during such year. The aggregate fees billed for the fiscal year ended December 30, 2002 and December 29, 2003 for each of the following categories of services are as follows:

	2002	2003
Audit fees, excluding audit related fees, but including quarterly reviews and issuance of a debt compliance certificate	$214,000	$258,500
All other fees:
Audit related fees:
Consultation on Securities and Exchange Commission matters	11,200	—
Review of S&W Las Vegas LLC financial statements as of and for the year ended December 30, 2002 and December 29, 2003	9,000	9,000
Review of specific audit matters, including FIN 46 and capital lease treatment	—	6,225
Tax fees	71,520	—

Total all other fees	91,720	15,225

Total fees	$305,720	$273,725

        Pre-Approved Policy.    All audit and non-audit services performed for us by our independent public accountants during the fiscal year ended December 29, 2003 were pre-approved by the Audit Committee, which concluded that the provision of such services by KPMG LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

        The Audit Committee Pre-Approval Policy provides for categorical pre-approval of specified audit and permissible non-audit services. In addition, audit services not covered by the annual engagement letter, audit-related services and tax services which individually are estimated to result in an amount of fees that exceed $50,000 require the specific pre-approval by the Audit Committee prior to engagement. In addition, services to be provided by the independent public accountants that are not within the category of pre-approved services must be pre-approved by the Audit Committee prior to engagement, regardless of the service being requested or the dollar amount involved.

        The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated are required to report any pre-approval decisions to the Audit Committee at the meeting of the Audit Committee following the decision. The Audit Committee is not permitted to delegate to management its responsibilities to pre-approve services to be performed by our independent public accountants.

TIME FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

        Any proposal submitted for inclusion in the Company's Proxy Statement and form of proxy relating to the 2005 Annual Meeting of Stockholders must be submitted in accordance with Rule 14a-8 of the Exchange Act and must be received at the Company's principal executive offices on or before December 21, 2004. The submission of a proposal does not guarantee that it will be included in the Company's Proxy Statement. In addition, the Company's Amended and Restated By-laws (the "By-laws") include advance notice provisions that require stockholders desiring to bring business before an annual stockholders meeting to do so in accordance with the terms of the advance notice provisions. The By-laws state that for business to be properly brought before the annual meeting by a stockholder, the stockholder must give timely notice thereof to the Company's Secretary. The By-laws provide that, to be timely, each such notice must be given either by personal delivery or by U.S. mail, postage prepaid, to the Company's Secretary not later than sixty (60) days prior to the date set forth in the By-laws for the annual meeting. The By-laws state that the annual meeting may occur on a date designated by the Company's Board of Directors, its Chairman or President. The Company holds its annual meeting during the third week of May. The By-laws set forth the items to be included in the notice. The date for the next annual meeting may be obtained from the Company's Secretary after January 1, 2005. If the Company does not receive notice of a stockholder proposal to be raised at its 2005 Annual Meeting of Stockholders in accordance with the advance notice provisions of the By-laws, then in such event, the management proxies shall be allowed to use their discretionary voting authority when the proposal is raised at the 2005 Annual Meeting.

        The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and any other applicable requirements.

OTHER MATTERS

        As of the date of this Proxy Statement, there are no other matters that the Board of Directors intends to present, or has reason to believe others will present, at the Annual Meeting. If other matters are properly brought before the meeting for action by stockholders, the persons named in the accompanying form of proxy will vote in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with their best judgment with respect to such matters.

        PLEASE RETURN YOUR PROXY AS SOON AS POSSIBLE. UNLESS A QUORUM CONSISTING OF A MAJORITY OF THE OUTSTANDING SHARES ENTITLED TO VOTE IS REPRESENTED AT THE ANNUAL MEETING, NO BUSINESS CAN BE TRANSACTED. THEREFORE, PLEASE BE SURE TO DATE AND SIGN YOUR PROXY EXACTLY AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATE AND RETURN IT IN THE ENCLOSED PREPAID RETURN ENVELOPE. PLEASE ACT PROMPTLY TO ENSURE THAT YOU WILL BE REPRESENTED AT THE ANNUAL MEETING.

By Order of the Board of Directors of The Smith & Wollensky Restaurant Group, Inc.:

Alan N. Stillman Chief Executive Officer

April 20, 2004

APPENDIX A

THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.

AUDIT COMMITTEE CHARTER

I.     Purpose.

  The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of The Smith & Wollensky Restaurant Group, Inc. (the "Company") shall be to represent and assist the Board in its oversight of (i) the quality and integrity of the Company's independent audit and financial statements, accounting and financial reporting processes and systems of internal accounting and financial controls, (ii) the Company's compliance with legal, ethical and regulatory requirements, (iii) the qualifications and independence of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company (the "independent auditor"), (iv) the performance of the Company's internal audit function, if any, and independent auditor and (v) such other duties as directed by the Board.

II.    Committee Membership

  Except as permitted by the rules of The Nasdaq Stock Market Inc. ("Nasdaq"), the Committee shall be composed of at least three (3) members of the Board, each of whom shall be an "independent director" as defined by Nasdaq and in the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules promulgated thereunder, and shall be free from any relationship that would interfere with the exercise of his or her independent judgment.

  Members shall be appointed by the Board based on nominations by the Company's Corporate Governance and Nominations Committee. Members shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

  If the Committee is comprised of at least three members, one director who is not independent and is not a current officer or employee, or a spouse, parent, child or sibling, whether by blood, marriage or adoption, of, or a person who has the same residence as, any current officer or employee, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that such individual's membership on the Committee is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual meeting proxy statement subsequent to such determination, the nature of the relationship, and the reasons for the determination. Any such member appointed to the Committee may only serve for up to two years and may not be the chairperson of the Committee.

III.  Additional Qualifications.

  All members of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement.

  At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

  No member of the Committee shall (i) have participated in the preparation of the financial statements of the Company or any current subsidiary at any time during the past three years, (ii) accept any direct or indirect consulting, advisory or other compensatory fee from the Company or any subsidiary of the Company (other than for Board service), or (iii) be an "affiliated person" (as defined in the Exchange Act) of the Company or any affiliate of the Company.

  Determinations of independence, audit committee financial expertise, financial literacy and accounting or financial expertise shall be made by the Board, as the Board interprets such qualifications in its business judgment and in accordance with applicable law and Nasdaq listing standards.

IV.    Committee Structure and Operations.

  The Committee shall designate one member of the Committee to be its chairperson. In the event of a tie vote on any issue, the chairperson's vote shall decide the issue. The Committee shall meet in person or telephonically at least quarterly, and perhaps more frequently, in conjunction with regularly scheduled meetings of the Board at regularly scheduled times and places determined by the Committee chairperson, with further meetings to occur or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson. The agenda for each meeting shall be prepared in consultation between the Committee chairperson (with input from the Committee members), management and the independent auditor. The Committee shall meet separately, at least quarterly, with management and the independent auditor in private sessions to discuss any matters that the Committee or these groups believe should be discussed. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee, and provide pertinent information as necessary. The chairperson shall preside at each meeting and, in the absence of the chairperson, one of the other members of the Committee shall be designated as the acting chairperson of the meeting. The Committee shall be governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice and quorum and voting requirements as are applicable to the Board.

  The Committee shall record and keep minutes of all Committee meetings, which shall be available to the Board for its review. Committee members shall be furnished with copies of the minutes of each meeting and any action taken by unanimous written consent.

  The Committee shall provide an open avenue of communication between the independent auditor, management and the Board. The chairperson of the Committee shall report to the Board with respect to actions taken and major items covered at each Committee meeting, including any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditor or the performance of the internal audit function, with such recommendations as the Committee may deem appropriate.

V.     Committee Purpose and Responsibilities

  The Committee shall have the following responsibilities:

  1.
  The Committee shall have the sole authority and responsibility to hire, evaluate and, where appropriate, replace the independent auditor and shall be directly responsible for the appointment, retention, compensation and oversight of the work of the Company's independent auditor, including the resolution of any disagreement between management and the independent auditor regarding financial reporting. The Committee shall have a clear understanding with management and the independent auditor that the independent auditor is ultimately accountable to the Board and the Committee, as representatives of the Company's stockholders. The independent auditor shall report directly to the Committee.

  2.
  The Committee shall receive and review on a periodic basis, but at least annually, reports from the independent auditor describing (i) the audit firm's internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control or peer review or by any inquiry or investigations by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with such issues and (iii) all relationships between the audit firm and the Company, including each non-audit service provided to the Company and, at a minimum, the matters set forth in Independence Standards Board No. 1, as modified or supplemented from time to time.

  3.
  The Committee shall review and evaluate the qualifications and performance of the Company's independent auditor, including considering whether the auditor's quality controls are adequate and whether any disclosed relationships or provision of non-audit services may impact the objectivity and independence of the independent auditor and, based on such review, assess the independence of the independent auditor, taking into account the opinions of management and any internal auditors. The Committee shall take, or recommend that the Board take, appropriate action to satisfy itself of the qualifications and performance of such auditors and ensure the independence of such independent auditor.

  4.
  The Committee shall establish and oversee policies and procedures for the review and pre-approval by the Committee of all audit, review and attest services and all permissible non-audit services (including all fees and terms thereof) to be performed by the independent auditor, including tax services, before the services are rendered, with exceptions provided for de minimus amounts under certain circumstances as described in Section 10A of the Exchange Act. The Committee shall review, on a quarterly basis, the firm's non-audit services and related fees.

  5.
  The Committee shall review and discuss with management and the independent auditor: (i) its audit plans and procedures, including the scope, fees, staffing and timing of the audit and the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources; (ii) the results of the annual audit examination and accompanying management letters; (iii) the results of the independent auditor's procedures with respect to interim periods; (iv) the use of independent public accountants other than the appointed independent auditors of the Company in cases such as management's request for second opinions; (v) any significant findings prepared by the independent auditor and management's responses thereto (including, without limitation, any difficulties the independent auditor encountered in performing the audit, any restriction on the scope of the independent auditor's activities or access to requested information and any significant disagreements with management); and (vi) any changes required in planned scope of the audit plan.

  6.
  The Committee shall take reasonable steps to ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit in accordance with Section 10A of the Exchange Act, as well as consider whether there should be a regular rotation of the audit firm itself.

  7.
  The Committee shall review and discuss with management, the independent auditor and the internal auditors, if any, prior to filing and distribution, the Company's annual audited financial statements and related footnotes, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations," and, if deemed appropriate, recommend to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year. Review should include discussion with management, the independent auditor and the internal auditors, if any, regarding accounting principles, practices and judgments.

  8.
  The Committee shall review and discuss with management, the independent auditor and the internal auditors, if any, at least quarterly, the Company's quarterly financial statements and related footnotes, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

  9.
  The Committee shall review and discuss quarterly reports from the independent auditor regarding (i) all critical accounting policies and practices used by the Company; (ii) all alternative treatments of financial information within generally accepted accounting principles ("GAAP") related to material items that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor; and (iii) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

  10.
  The Committee shall review and discuss with the independent auditor the matters required to be described by Statements on Auditing Standards No. 61, as may be modified or supplemented, relating to the conduct of the audit.

  11.
  The Committee shall review and discuss with the independent auditor its judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards.

  12.
  The Committee shall review and discuss with management and the independent auditor any significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including significant changes in the Company's selection or application of accounting principles.

  13.
  The Committee shall oversee the performance of the Company's internal audit function, if any.

  14.
  The Committee shall review and discuss with management, the independent auditor and the internal auditors, if any: (i) the quality, adequacy and effectiveness of the Company's internal controls (including any significant deficiencies and significant changes in internal controls reported to the Committee by the independent auditor or management); (ii) the Company's internal audit procedures; and (iii) the adequacy and effectiveness of the Company's disclosures controls and procedures and internal controls for financial reporting, and management reports thereon.

  15.
  The Committee shall review and discuss with the internal auditor, if any, at least annually, the scope of the internal audit program and the performance of the internal audit group in executing its plans and meeting its objectives.

  16.
  The Committee shall review disclosures made to the Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the Company's Form 10-K and Form 10-Q about (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information, or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting, and any special steps adopted in light of such disclosures. The Committee shall review all reports on the Company's internal control over financial reporting.

  17.
  The Committee shall review and discuss with management any compliance matter brought to the attention of the Committee.

  18.
  The Committee shall periodically review and discuss with the Company's outside counsel any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

  19.
  The Committee shall provide the Board with an Audit Committee Report to be included in the Company's annual proxy statement, as required by Item 306 of Regulation S-K.

  20.
  The Committee shall be responsible for approving any changes to or waivers of any provision of the Company's Code of Business Conduct and Ethics.

  21.
  The Committee shall review and approve all appointments to, and removals from, the Company's Disclosure Committee.

  22.
  The Committee shall provide the Board with such other information and reports required to be disclosed in the Company's proxy statement or other reports filed with the SEC, including information regarding the Committee, the fees paid to the Company's independent auditor, the Committee's pre-approval policies and procedures and the services of the Company's independent auditor that have been approved.

VI.   Other Responsibilities.

  1.
  The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  2.
  The Committee shall take reasonable steps to ensure that the Company conducts an appropriate review of all related party transactions (as defined in the relevant Nasdaq requirements) for potential conflict of interest situations on an ongoing basis. The Committee, in its discretion, must review and pre-approve all related party transactions prior to the Company entering into any such transactions.

  3.
  The Committee shall have the authority to retain special independent legal counsel or other advisors, including accounting, financial or other consultants, to advise the Committee, as deemed necessary to carry out its duties, without the prior permission from the Company's Board or management.

  4.
  The Company shall provide for appropriate funding, as determined by the Committee, for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensation to any advisors employed by the Committee pursuant to Section VI.3 above and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

  5.
  In discharging its oversight role, the Committee is empowered to investigate any matter within the scope of the Committee's responsibilities, with full access to all books, records, facilities and personnel of the Company.

  6.
  The Committee may perform such other duties and responsibilities as are assigned by law, the Company's charter or bylaws or as are consistent with its purpose and as the Board or the Committee deems appropriate.

VII. Annual Report of Activities

  The Committee shall prepare and review with the Board an annual report of activities of the Committee, which report shall compare the performance of the Committee with the requirements of this charter. The report shall also recommend to the Board any improvements to the Committee's charter deemed necessary or desirable by the Committee. The report by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

VIII.   Limitation of Committee's Role and Liability

  While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management, the Company and the independent auditor.

  Subject to applicable federal law, nothing contained in this Charter is intended to, or should be construed as, creating any responsibility or liability of the members of the Committee, except to the extent otherwise provided under Delaware law.

THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.

PROXY CARD

ANNUAL MEETING OF STOCKHOLDERS

MAY 20, 2004

        The undersigned hereby appoints Alan N. Stillman and Alan M. Mandel, or either of them with power of substitution, proxies to vote at The Smith & Wollensky Restaurant Group, Inc. Annual Meeting of Stockholders on May 20, 2004, and any adjournments or postponements thereof, all shares of Common Stock of The Smith & Wollensky Restaurant Group, Inc. (the "Company") that the undersigned is entitled to vote at such meeting on matters which may come before the Annual Meeting in accordance with and as more fully described in the Notice of Annual Meeting of Stockholders and the Proxy Statement.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD RECOMMENDS AN AFFIRMATIVE VOTE ON THE PROPOSAL SPECIFIED. SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AS SET FORTH IN THE PROXY STATEMENT. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS TO BE VOTED UPON.

(Continued and to be signed on the reverse side)

COMMENTS:

ANNUAL MEETING OF STOCKHOLDERS OF

THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.

MAY 20, 2004

Please date, sign and mail your proxy card in the envelope provided as soon as possible.
\/ Please detach along perforated line and mail in the envelope provided. \/
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK IN AS SHOWN HERE ☒
ELECTION OF DIRECTORS
☐	FOR ALL NOMINEES	NOMINEES: ☐ Alan N. Stillman ☐ James M. Dunn ☐ Thomas H. Lee	TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE HEREOF.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold as show here: •

To change the address on your account, please        ☐
check the box at right and indicate your new address
in the address space above. Please note that changes
to the registered name(s) on the account may not be
submitted via this method.
Please check here if you plan to attend the meeting. ☐
Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:    Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

PROPOSAL ELECTION OF THREE CLASS III DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS (1)
STOCK PERFORMANCE GRAPH (1)
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS (1)
TIME FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING
OTHER MATTERS
THE SMITH & WOLLENSKY RESTAURANT GROUP, INC. AUDIT COMMITTEE CHARTER